Exhibit 10.3

CONFORMIS, INC.
STOCK OPTION PLAN
INCENTIVE STOCK OPTION AGREEMENT

(A)	Name of Optionee:
(B)	Grant Date:
(C)	Number of Shares:
(D)	Exercise Price:
(E)	Vesting Base Date:
(F)	Effective Date:

THIS INCENTIVE STOCK OPTION AGREEMENT (the “Agreement”), is made and entered into as of the date set forth in Item F above (the “Effective Date”) between ConforMIS, Inc., a Delaware corporation (the “Company”), and the person named in Item A above (“Optionee”).

THE PARTIES AGREE AS FOLLOWS:

1.                                      Grant of Option; Vesting Base Date.

1.1                               Grant.  The Company hereby grants to Optionee pursuant to the Company’s 2004 Stock Option Plan (the “Plan”), a copy of which is attached to this Agreement as Exhibit 1, an incentive stock option (the “ISO”) to purchase all or any part of an aggregate of the number of shares (the “ISO Shares”) of the Company’s Common Stock (as defined in the Plan) listed in Item C above on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

1.2                               Vesting Base Date.  The parties hereby establish the date set forth in Item E above as the Vesting Base Date (as defined in Section 5.1 below).

2.                                      Exercise Price.  The exercise price for purchase of each share of Common Stock covered by this ISO shall be the price set forth in Item D above.

3.                                      Term.  Unless otherwise specified on Exhibit 3 attached hereto, if any (the absence of such exhibit indicating that no such exhibit was intended), this ISO shall expire as provided in Section 6.1.12 of the Plan.

4.                                      Adjustment of ISOs.  The Company shall adjust the number and kind of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 6.1.1 of the Plan.

5.                                      Exercise of Options.

5.1                               Vesting; Time of Exercise.  This ISO shall be exercisable according to the schedule set forth on Exhibit 5.1 attached hereto.  Such schedule shall commence as of the date set forth in Item E above (the “Vesting Base Date”).

5.2                               Exercise After Termination of Status as an Employee, Director or Consultant.  In the event of termination of Optionee’s continuous status as an employee, director or consultant, this ISO may be exercised only in accordance with the provisions of Section 6.1.7 of the Plan ; provided, however, that in the event of termination of Optionee’s continuous status as an employee, director or consultant for any reason other than death or disability, this ISO may be exercised in whole or in part at any time within 30 days of the date of such termination (but in no event after the Expiration Date, as such term is defined in the Plan).

5.3                               Manner of Exercise.  Optionee may exercise this ISO, or any portion of this ISO, by giving written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Plan Administrator, accompanied by a copy of the Stock Option Plan Stock Purchase Agreement in substantially the form attached hereto as Exhibit 5.3 executed by Optionee (or at the option of the Company such other form of stock purchase agreement as shall then be acceptable to the Company), payment of the exercise price and payment of any applicable withholding or employment taxes.  The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this ISO was exercised.

5.4                               Payment.  Except as provided in Exhibit 5.4 attached hereto, if any (the absence of such exhibit indicating that no exhibit was intended), payment may be made for ISO Shares purchased at the time written notice of exercise of the ISO is given to the Company, by delivery of cash, check or, in the exercise of the absolute discretion of the Administrator, previously owned shares of Common Stock (including constructive delivery, provided that actual or constructive delivery of previously owned shares may not be made other than once in any six month period) or a full recourse promissory note equal to up to 90% of the exercise price and payable over no more than five years.  Any applicable taxes must be paid in cash.  The proceeds of any payment shall constitute general funds of the Company.

5.5                               Delivery of Certificate.  Promptly after receipt of written notice of exercise of the ISO, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise, deliver to the Optionee or other person a certificate or certificates for the requisite number of ISO Shares or shall register the Optionee as a stockholder on the books of the Company.  An Optionee or transferee of an Optionee shall not have any privileges as a stockholder with respect to any ISO Shares covered by the option until the date of issuance of a stock certificate or, if applicable, such registration.

6.                                      Nonassignability of ISO.  This ISO is not assignable or transferable by Optionee except by will or by the laws of descent and distribution.  During the life of Optionee, the ISO is exercisable only by the Optionee.  Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this ISO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this ISO, shall be null and void.

7.                                      Company’s Right of Repurchase Upon Termination of Employment.  The ISO Shares arising from exercise of this ISO shall be subject to a right of repurchase in favor of the Company (the “Right of Repurchase”) to the extent set forth on Exhibit 7 attached hereto (the absence of such exhibit indicating that no such exhibit was intended and that the ISO shall be

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subject to the limitations set forth on Exhibit 5.1).  If the Optionee’s employment with the Company terminates before the Right of Repurchase lapses in accordance with Exhibit 7, the Company may purchase ISO Shares subject to the Right of Repurchase (either by payment of cash or by cancellation of purchase money indebtedness) for an amount equal to the price the Optionee paid for such ISO Shares (exclusive of any taxes paid upon acquisition of the stock) by giving notice at any time within the later of (a) 30 days after the acquisition of the ISO Shares upon option exercise, or (b) 90 days after such termination of employment that the Company is exercising its right of repurchase.  The Company shall include with such notice payment in full in cash or by evidence of cancellation of purchase money indebtedness.  The Optionee may not dispose of or transfer ISO Shares while such shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void.

8.                                      Company’s Right of First Refusal.

8.1                               Right of First Refusal.  In the event that the Optionee proposes to sell, pledge, or otherwise transfer any ISO Shares or any interest in such shares to any person or entity, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to such ISO Shares.  If Optionee desires to transfer ISO Shares, Optionee shall give a written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of ISO Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee.  The Transfer Notice shall be signed both by Optionee and by the proposed transferee and must constitute a binding commitment of both such parties for the transfer of such ISO Shares.  The Company may elect to purchase all, but not less than all, of the ISO Shares subject to the Transfer Notice by delivery of a notice of exercise of the Company’s Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company.  The purchase price paid by the Company shall be the price per share equal to the proposed per share transfer price, and shall be paid to the Optionee within 60 days after the date the Transfer Notice is received by the Company, unless a longer period for payment was offered by the proposed transferee, in which case the Company shall pay the purchase price within such longer period.  The Company’s rights under this Section 8.1 shall be freely assignable, in whole or in part.  Notwithstanding the foregoing, the Right of First Refusal does not apply to a transfer of shares by gift or devise to the Optionee’s immediate family (i.e., parents, spouse or children or to a trust for the benefit of the Optionee or any of the Optionee’s immediate family members), but does apply to any subsequent transfer of such shares by such immediate family members.

8.2                               Transfer of ISO Shares.  If the Company fails to exercise the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company, the Optionee may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the ISO Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 8.1 of this Agreement.  If the Company exercises the Right of First Refusal, the parties shall consummate the sale of ISO Shares on the terms set forth in the Transfer Notice, other than price which shall be paid as set forth under Section 8.1; provided, however, in the event the Transfer Notice provides for payment for the

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ISO Shares other than in cash, the Company shall have the option of paying for the ISO Shares by paying in cash the present value of the consideration described in the Transfer Notice; and further provided that if the value of noncash consideration is to be paid and the Optionee disagrees with the value determined by the Company, the Optionee may request an independent appraisal by an appraiser acceptable to the Optionee and the Company, the costs of such appraisal to be borne equally by the Optionee and the Company.

8.3                               Binding Effect.  The Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of ISO Shares other than a transferee acquiring ISO Shares in a transaction where the Company failed to exercise the Right of First Refusal (a “Free Transferee”) or a transferee of a Free Transferee.

8.4                               Termination of Company’s Right of First Refusal.  Notwithstanding anything in this Section 8, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections 8.1 through 8.3 after the earlier of (i) the closing of the Company’s initial public offering to the public generally or (ii) the date that is 10 years after the Effective Date.

9.                                      Market Standoff.  Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of the securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), Optionee shall not sell or otherwise transfer the ISO Shares for a period of 180 days following the effective date of a Registration Statement filed under the Securities Act; provided that such restrictions shall only apply to the first two registration statements of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company in an underwritten public offering under the Securities Act.  The Company may impose stop transfer instructions with respect to the ISO Shares subject to the foregoing restrictions until the end of each such 180-day period.

10.                               Restriction on Issuance of Shares.

10.1                        Legality of Issuance.  The Company shall not be obligated to sell or issue any ISO Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company’s counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act.

10.2                        Registration or Qualification of Securities.  The Company may, but shall not be required to, register or qualify the sale of this ISO or any ISO Shares under the Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of this option or the issuance or sale of any ISO Shares pursuant thereto to comply with any law.

11.                               Restriction on Transfer.  Regardless whether the sale of the ISO Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of ISO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment

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of the Company and the Company’s counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law, or if the Company does not desire to have a trading market develop for its securities.

12.                               Stock Certificate Restrictive Legend.  Stock certificates evidencing ISO Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

13.                               Disqualifying Dispositions.  If stock acquired by exercise of this ISO is disposed of within two years after the Effective Date or within one year after date of such exercise (as determined under Section 5.3 of this Agreement), the Optionee immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

14.                               Representations, Warranties, Covenants, and Acknowledgments of Optionee Upon Exercise of ISO.  Optionee hereby agrees that in the event that the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the issuance of ISO Shares may be conditioned upon certain representations, warranties, and acknowledgments by the person exercising the ISO (the “Purchaser”), including, without limitation, those set forth in Sections 14.1 through 14.8 inclusive:

14.1                        Investment.  Purchaser is acquiring the ISO Shares for Purchaser’s own account, and not for the account of any other person.  Purchaser is acquiring the ISO Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

14.2                        Business Experience.  Purchaser is capable of evaluating the merits and risks of Purchaser’s investment in the Company evidenced by purchase of the ISO Shares.

14.3                        Relation to Company.  Purchaser is presently an officer, director, or other employee of, or consultant to the Company, and in such capacity has become personally familiar with the business, affairs, financial condition, and results of operations of the Company.

14.4                        Access to Information.  Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transaction contemplated hereby and with respect to the business, affairs, financial condition, and results of operations of the Company.  Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully informed decision as to investment in the Company by way of purchase of the ISO Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

14.5                        Speculative Investment.  Purchaser’s investment in the Company represented by the ISO Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part.  The amount of such investment is within Purchaser’s risk capital

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means and is not so great in relation to Purchaser’s total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser’s family in the event such investment were lost in whole or in part.

14.6                        Registration.  Purchaser must bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the ISO Shares has not been registered under the Securities Act and the ISO Shares cannot be transferred by Purchaser unless such transfer is registered under the Securities Act or an exemption from such registration is available.  The Company has made no agreements, covenants, or undertakings whatsoever to register the transfer of any of the ISO Shares under the Securities Act.  The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including without limitation any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it may not be available until at least one year after payment of cash for the ISO Shares and not then unless: (i) a public trading market then exists in the Company’s Common Stock; (ii) adequate information as to the Company’s financial and other affairs and operations is then available to the public; and (iii) all other terms and conditions of Rule 144 have been satisfied.  Purchaser understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to the reporting obligations of the Securities Exchange Act of 1934 (typically 90 days after the effective date of an initial public offering).

14.7                        Public Trading.  None of the Company’s securities is presently publicly traded, and the Company has made no representation, covenant, or agreement as to whether there will be a public market for any of its securities.

14.8                        Tax Advice.  The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by the agreement pursuant to which the ISO Shares will be purchased and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences.

15.                               Assignment; Binding Effect.  Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee’s rights under this Agreement.

16.                               Damages.  Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of ISO Shares which is not in conformity with the provisions of this Agreement.

17.                               Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

18.                               Notices.  All notices and other communications under this Agreement shall be in writing.  Unless and until the Optionee is notified in writing to the contrary, all notices,

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communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

ConforMIS, Inc.
Attention:  President
2 Fourth Ave.
Burlington, MA 01803

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee’s last known address as shown on the Company’s books.  Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid.  All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

19.                               Arbitration.  Any and all disputes or controversies arising out of this Agreement shall be finally settled by arbitration conducted in San Mateo County in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided that nothing in this Section 19 shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through arbitration.  The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Section 18 shall be valid and sufficient.

20.                               Entire Agreement.  Company and Optionee agree that this Agreement (including its attached Exhibits) is the complete and exclusive statement between Company and Optionee regarding its subject matter and supersedes all prior proposals, communications, and agreements of the parties (including any letter from the Company to Optionee setting forth proposed terms of employment), whether oral or written, regarding the grant of stock options or issuances of shares to Optionee.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Incentive Stock Option Agreement as of the Effective Date.

CONFORMIS, INC.

By:

Name:

Title:

The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

[Name of Optionee]

SPOUSAL CONSENT

Optionee’s spouse indicates by the execution of this Incentive Stock Option Agreement that spouse’s consent to be bound by the terms thereof as to that spouse’s interests, whether as community property or otherwise, if any, in the option granted hereunder, and in any ISO Shares purchased pursuant to this Agreement.

Optionee’s Spouse
(Mark “N/A” if not applicable.)

EXHIBITS

Exhibit 1	2004 Stock Option Plan

Exhibit 5.1	Time of Exercise

Exhibit 5.3	Stock Option Plan Stock Purchase Agreement

[Exhibit 7	Right of Repurchase]

EXHIBIT 1 OF THE INCENTIVE STOCK
OPTION AGREEMENT

2004 STOCK OPTION PLAN
OF
CONFORMIS, INC.

1.                                      PURPOSES OF THE PLAN

The purposes of the 2004 Stock Option Plan (the “Plan”) of ConforMIS, Inc., a Delaware corporation (the “Company”), are to:

(a)                                 Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

(b)                                 Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its “Affiliates” (as defined below); and

(c)                                  Increase the interest of selected employees, directors and consultants in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”).

Options granted under this Plan (“Options”) may be “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or “nonqualified options” (“NQOs”).

2.                                      ELIGIBLE PERSONS

Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate of the Company is eligible to receive NQOs or ISOs under this Plan.  Every person who at the date of grant is a consultant to, or nonemployee director of, the Company or any Affiliate of the Company is eligible to receive NQOs under this Plan.  The term “Affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code.  The term “employee” includes an officer or director who is an employee of the Company.  The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant to the Company.

3.                                      STOCK SUBJECT TO THIS PLAN

Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under options granted pursuant to this Plan and the total number of shares provided for issuance under this Plan shall be 2,764,078 shares (1) of Common Stock and

(1)  The number of shares was increased from 1,764,078 shares to 2,764,078 shares by the “Board” (as defined below) on October 17, 2005.  The number of shares was then increased from 2,764,078 shares to 4,764,078 shares by the shall at no time exceed the applicable percentage as calculated in accordance with Section 260.140.45 of Chapter 3 of Title 10 of the California Code of Regulations.  The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.                                      ADMINISTRATION

4.1                               General.  This Plan shall be administered by the Board of Directors of the Company (the “Board”) or, either in its entirety or only insofar as required pursuant to Section 4.2 hereof, by a committee (the “Committee”) of at least two Board members to which administration of the Plan, or of part of the Plan, is delegated (in either case, the “Administrator”).

4.2                               Public Company.  From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), it is intended that this Plan shall be administered in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission (“Rule 16b-3”), or any successor rule thereto.

4.3                               Authority of Administrator.  Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons (each an “Optionee”) to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the Optionee, to modify or amend any Option; (ix) to defer (with the consent of the Optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan.  The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

4.4                               Interpretation by Administrator.  All questions of interpretation, implementation, and application of this Plan shall be determined in its absolute discretion by the Administrator.  Such determinations shall be final and binding on all persons.

4.5                               Rule 16b-3.  With respect to persons subject to Section 16 of the Exchange Act, if any, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto.  To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.  Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with

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Board on August 15, 2007. The number of shares was then increased from 4,764,078 shares to 6,385,887 shares by the Board on May 28, 2008. The number of shares was increased from 6,385,887 shares to 7,585,887 shares by the Board on September 15, 2009. Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under Section 16 of the Exchange Act.

5.                                      GRANTING OF OPTIONS; OPTION AGREEMENT

5.1                               Termination of Plan.  No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

5.2                               Stock Option Agreement.  Each Option shall be evidenced by a written stock option agreement (the “Option Agreement”), in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the Optionee, or both, to execute an Option Agreement shall not invalidate the granting of an Option, although the exercise of each Option shall be subject to Section 6.1.3.

5.3                               Type of Option.  The Option Agreement shall specify whether each Option it evidences is an NQO or an ISO.

5.4                               Early Approval of Grants.  Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, with such grant to specify whether it is effective immediately or effective only on such person becoming an employee, director or consultant.

6.                                      TERMS AND CONDITIONS OF OPTIONS

Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1.  NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3.  ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

6.1                               Terms and Conditions to Which All Options Are Subject.  All Options granted under this Plan shall be subject to the following terms and conditions:

6.1.1                     Changes in Capital Structure.  Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.  Each such adjustment shall be subject to approval by the Board in its absolute discretion.

6.1.2                     Corporate Transactions.

(a)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee at least

30 days prior to such proposed action.  To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action.

(b)                                 Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in addition to any rights provided in the Option Agreement:

(i)                                     Options.  Each Option shall be assumed or an equivalent option substituted by the successor corporation (including as a “successor” any purchaser of substantially all of the assets of the Company) or a parent or subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the shares of Common Stock covered by the Option, including shares as to which it would not otherwise be exercisable.  If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of 15 days from the date of such notice, and the Option shall terminate upon the expiration of such period.  For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent entity, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject to the Option, to be solely common stock of the successor corporation or its parent entity equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(ii)                                  Shares Subject to Right of Repurchase.  Any Options or shares subject to a right of repurchase of the Company shall be exchanged for the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by the holders of Common Stock for each share held on the effective date of the transaction, as described in the preceding paragraph; provided, however, that if the consideration received is not solely common stock, and the Administrator provides, pursuant to the foregoing paragraph, that holders of Options shall receive common stock of the successor entity or its parent entity upon exercise of the Options, then any shares subject to a right of repurchase shall also be exchanged for common stock of the successor or its parent.  If in such exchange the Optionee receives shares of stock of the successor corporation or a parent or subsidiary of such successor corporation, and if the successor corporation has agreed to assume or substitute for Options as provided in the preceding paragraph, such exchanged shares shall continue to be subject to a right of repurchase as provided in the Optionee’s Stock Option Plan stock purchase agreement.  If, as provided in the preceding paragraph, the Optionee shall have the right to exercise an Option as to all of the shares of Common Stock covered thereby, all shares that are subject to a right of repurchase of the Company shall be released from such right of repurchase and shall be fully vested.

6.1.3                     Time of Option Exercise.  Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the Option Agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment or service, or such other date as may be set by the Administrator (in any case, the “Vesting Base Date”) and specified in the Option Agreement relating to such Option; provided, however, that with respect to Options granted to employees who are not officers or directors, the right to exercise an Option must vest at the rate of at least 20% per year over five years from the date the Option was granted.  Options granted to officers, directors or consultants may become fully exercisable, subject to reasonable conditions such as continued employment or service, at any time or during any period established by the Board of the Administrator in accordance with this Plan.  In any case, no Option shall be exercisable until a written Option Agreement in form satisfactory to the Company is executed by the Company and the Optionee, and the person exercising the Option executes an appropriate stock purchase agreement with the Company and, if the stock to be delivered pursuant to exercise of such Option is subject to a right of repurchase as set forth in Section 6.1.8, such person delivers to the Company an Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code.

6.1.4                     Option Grant Date.  Except in the case of grants contingent on the beginning of employment or other service, as described in Section 5.4, the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

6.1.5                     Nonassignability of Option Rights.  Except as otherwise determined by the Administrator and expressly set forth in the Option Agreement, no Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution.  During the life of the Optionee, except as otherwise determined by the Administrator and expressly set forth in the Option Agreement, an Option shall be exercisable only by the Optionee.

6.1.6                     Payment.  Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company.  At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more of the following additional methods of payment:

(a)                                 Acceptance of the Optionee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed and in no event more than the maximum interest rate allowed under applicable usury laws), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

(b)                                 Delivery (actual or constructive) by the Optionee of Common Stock already owned by the Optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the Optionee is authorized to pay by delivery of such stock; provided, however, that if an Optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the Optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock without the consent of the Administrator.

6.1.7                     Termination of Employment.

(a)                                 If for any reason other than death, disability or termination for “cause” (as defined below), an Optionee ceases to be employed by the Company or any of its Affiliates (such event being called a “Termination”), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the Optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which Optionee has any liability under Section 16(b) (but in no event after the Expiration Date, as defined below).

(b)                                 If an Optionee dies while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the Optionee, by the Optionee’s personal representative, or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within 12 months after the death of the Optionee, or such other period of not less than six months from the date of Termination as is specified in the Option Agreement (but in no event after the Expiration Date).

(c)                                  If an Optionee ceases to be employed by the Company as a result of his or her disability, the Optionee may, but only within six months after the date of Termination, or such longer period as is specified in the Option Agreement (but in no event after the Expiration Date), exercise the Option to the extent otherwise entitled to exercise it at the date of Termination; provided, however, that if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an ISO such ISO shall automatically convert to an NQO on the day three months and one day following such Termination.

(d)                                 If an Optionee is terminated for “cause,” all Options then held by such Optionee shall terminate and no longer be exercisable as of the date of Termination.  For purposes of this Section 6.1.7, “cause” shall mean Termination (i) by reason of Optionee’s commission of a felony, misdemeanor or other illegal conduct involving dishonesty, fraud or other matters of moral turpitude, (ii) by reason of Optionee’s dishonesty towards, fraud upon, or deliberate injury or attempted injury to the Company or any of its Affiliates, or (iii) by reason of Optionee’s willfully engaging in misconduct which is materially and demonstrably injurious to the Company or any of its Affiliates.

(e)                                  To the extent that the Optionee was not entitled to exercise the Option at the date of Termination or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

(f)                                   For purposes of this Section 6.1.7, “employment” includes service as an employee, a director or a consultant.  For purposes of this Section 6.1.7, an Optionee’s employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed three months or, if longer, if the Optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.1.8                     Repurchase of Stock.  At the option of the Administrator, the stock to be delivered pursuant to the exercise of any Option granted to an employee, director or consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee, or director or consultant whose employment, or director or consulting relationship with the Company is terminated.  Such right of repurchase shall be exercisable as the Administrator may determine in the grant of option:

(a)                                 at the Option exercise price and (i) shall lapse at the rate of at least 20% per year over five years from the date the Option is granted (without regard to the date it was exercised or becomes exercisable), (ii) must be exercised for cash or cancellation of purchase money indebtedness within 90 days after such Termination (or in the case of securities issued upon exercise of options after the date of Termination, within 90 days after the date of exercise), and (iii) if the right is assignable by the Company, the assignee must pay the Company upon assignment of the right (unless the assignee is a 100% owned subsidiary of the Company or is an Affiliate) cash equal to the difference between the Option exercise price and the value (determined as set forth in Section 6.1.11) of the stock to be purchased if the Option exercise price is less than such value; or

(b)                                 at the higher of the Option exercise price or the value (determined as set forth in Section 6.1.11) of the stock being repurchased on the date of Termination, and must be exercised for cash or cancellation of purchase money indebtedness within 90 days of Termination (or in the case of securities issued upon exercise of options after the date of Termination, within 90 days after the date of exercise), and such right shall terminate when the Company’s securities become publicly traded.

In addition to the restrictions set forth in subparagraphs (a) and (b) above, the shares held by an officer, director or consultant of the issuer or by an Affiliate of the issuer may be subject to additional or greater restrictions, in the absolute discretion of the Administrator.

Determination of the number of shares subject to any such right of repurchase shall be made as of the date the employee’s employment by, director’s director relationship with, or consultant’s consulting relationship with, the Company terminates, not as of the date that any Option granted to such employee, director or consultant is thereafter exercised.

6.1.9                     Withholding and Employment Taxes.  At the time of exercise of an Option or at such other time or times as the amount of such obligations become determinable (the “Tax Date”), the Optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes due by reason of the exercise of an Option, the disposition of Common Stock acquired through exercise of an Option, or the lapse of rights to repurchase Common Stock.  The Administrator may, in its absolute discretion after considering any tax or accounting consequences, permit an Optionee to (i) deliver a full recourse promissory note on such terms as the Administrator deems appropriate, (ii) tender to the Company previously owned shares of Stock or other securities of the Company, or (iii) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, the disposition of Common Stock acquired through exercise of an Option, or the lapse of rights to repurchase Common Stock, subject to the following limitations:

(a)                                 Any election pursuant to clause (ii) above, where the Optionee is tendering Common Stock issued pursuant to the exercise of an Option, shall require that such shares be held at least six months prior to the Tax Date.

(b)                                 Any of the foregoing limitations may be waived (or additional limitations may be imposed) by the Administrator, in its absolute discretion, if the Administrator determines that such foregoing limitations are not required (or that such additional limitations are required) in order that the transaction shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, or any successor rule thereto.  In addition, any of the foregoing limitations may be waived by the Administrator, in its sole discretion, if the Administrator determines that Rule 16b-3, or any successor rule thereto, is not applicable to the exercise of the Option by the Optionee or for any other reason.

(c)                                  Any securities tendered or withheld in accordance with this Section 6.1.9 shall be valued by the Company as of the Tax Date.

6.1.10              Other Provisions.  Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.  If Options provide for a right of first refusal in favor of the Company with respect to stock acquired by employees, directors or consultants, such Options shall provide that the right of first refusal shall terminate upon the closing of the Company’s initial registered public offering to the public generally.

6.1.11              Determination of Value.  For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

(a)                                 If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

(b)                                 If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date value is to be determined, then for the last preceding business day on which there were quoted prices).

(c)                                  In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator by consideration of such factors as the Administrator in its discretion deems appropriate, including but not limited to the recent issue price of other securities of the Company, the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

6.1.12              Option Term.  Subject to Section 6.1.14, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the Option Agreement (the end of the maximum exercise period stated in the Option Agreement is referred to in this Plan as the “Expiration Date”).

6.1.13              Limits on Grants for Qualified Performance-Based Compensation.  The Company may not issue Options covering in the aggregate more than 2,500,000 shares of Common Stock to any one participant in any calendar year.

6.1.14              Exercise Price.  The exercise price of any Option granted to any person who owns, directly or by attribution under Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

6.2                               Exercise Price of NQOs.  Except as set forth in Section 6.1.14, the exercise price of any NQO granted under this Plan shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.11) of the stock subject to the Option on the date of grant.

6.3                               Terms and Conditions to Which Only ISOs Are Subject.  Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1                     Exercise Price.  Except as set forth in Section 6.1.13, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted or deemed granted under Section 6.3.3.

6.3.2                     Disqualifying Dispositions.  If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3                     Grant Date.  If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

6.3.4                     Vesting.  Notwithstanding any other provision of this Plan, ISOs granted under all incentive stock option plans of the Company and its subsidiaries may not “vest” for more than $100,000 in fair market value of stock (measured on the grant dates(s)) in any calendar year.  For purposes of the preceding sentence, an option “vests” when it first becomes exercisable.  If, by their terms, such ISOs taken together would vest to a greater extent in a calendar year, including vesting resulting from a change in control of the Company, such ISOs shall be treated as NQOs to the extent such $100,000 limit is exceeded.  In no event shall more than $100,000 in fair market value of stock (measured on the grant date(s)) vest in any calendar year with respect to the ISOs.  Additionally, in no event, will the operation of this Section 6.3.4 cause an ISO to vest before its terms or, having vested, cease to be vested.

6.3.5                     Term.  Notwithstanding Section 6.1.12, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

7.                                      MANNER OF EXERCISE

7.1                               Written Notice and Payment.  An Optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6.  The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

7.2                               Issuance of Stock.  Promptly after receipt by the Company of written notice of exercise of an Option, the exercise price as provided in Section 6.1.6, a signed stock purchase agreement in the form attached to the Option Agreement and such other items as required under the Option Agreement, the Company shall, without stock issue or stock transfer taxes to the Optionee or other person entitled to exercise the Option, deliver to the Optionee or such other person a certificate or certificates for the requisite number of shares of stock or register such Optionee as a stockholder by book entry.  An Optionee or permitted transferee of an Optionee shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.                                      EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any Optionee’s employment or consulting relationship at any time, nor confer upon any Optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates, nor interfere in any way with provisions in the Company’s charter documents or applicable law relating to the election, appointment, terms of office, and removal of members of the Board.

9.                                      FINANCIAL INFORMATION

The Company shall provide to each Optionee during the period such Optionee holds an outstanding Option, and to each holder of Common Stock acquired upon exercise of Options granted under the Plan for so long as such person is a holder of such Common Stock, annual financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company.  Such financial statements shall include, at a minimum, a balance sheet and an income statement, and shall be delivered as soon as practicable following the end of the Company’s fiscal year.  The provisions of this Section 9 shall not apply with respect to Optionees who are key employees of the Company whose duties in connection with the Company assures them access to information equivalent to the information provided in the financial statements.

10.                               CONDITIONS UPON ISSUANCE OF SHARES

Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

11.                               NONEXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

12.                               MARKET STANDOFF

Each Optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the

Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

13.                               AMENDMENTS TO PLAN

The Board may at any time amend, alter, suspend or discontinue this Plan.  Without the consent of an Optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options.  No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, (b) stockholder approval is required to preserve option grants as “qualified performance-based compensation” under Section 162(m) of the Code, or (c) the Board otherwise concludes that stockholder approval is advisable.

14.                               EFFECTIVE DATE OF PLAN

This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within 12 months after adoption by the Board. If such stockholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such 12-month period.  Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.

EXHIBIT 5.1 OF THE INCENTIVE STOCK
OPTION AGREEMENT

TIME OF EXERCISE

The ISO shall be exercisable with respect to [25%] of the total number of ISO Shares [one year] after the Vesting Base Date and with respect to an additional [1/48] of the total number of ISO Shares on the monthly anniversary of the Vesting Base Date of each month thereafter, so that the ISO shall be exercisable with respect to all of the ISO Shares on and after [four years] after the Vesting Base Date.

OR, FOR IMMEDIATELY VESTED STOCK SUBJECT TO REPURCHASE RIGHTS IN FAVOR OF THE COMPANY:

The ISO shall be immediately exercisable with respect to all of the ISO Shares, subject however to the Company’s Right of Repurchase set forth in Exhibit 7.

Executed by:	CONFORMIS, INC.

By:

Name:

Title:

[Name of Optionee]

EXHIBIT 5.3 OF THE INCENTIVE STOCK
OPTION AGREEMENT

STOCK OPTION PLAN
STOCK PURCHASE AGREEMENT

ConforMIS, Inc.
STOCK OPTION PLAN
STOCK PURCHASE AGREEMENT
(FOR INCENTIVE STOCK OPTION AGREEMENT)

(A)	Name of Purchaser:
(B)	Number of Plan Shares:
(C)	Exercise Price:	$
(D)	Purchase Price:
(E)	Date of Option Agreement:
(F)	Effective Date:

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the date set forth in Item F above (the “Effective Date”) between ConforMIS, Inc., a Delaware corporation (the “Company”) and the person named in Item A above (the “Purchaser”).

THE PARTIES AGREE AS FOLLOWS:

1.                                      Purchase of Shares.  Pursuant to the Company’s 2004 Stock Option Plan (the “Plan”) and to an Incentive Stock Option Agreement (the “Option Agreement”) between the parties dated the date set forth in Item E above, the Company hereby sells to Purchaser, and Purchaser hereby buys from the Company, that number of shares (the “Plan Shares”) of the Company’s Common Stock (as defined in the Plan) set forth in Item B above on the terms and conditions set forth herein and in the Plan and the Option Agreement, the terms and conditions of the Plan and the Option Agreement being hereby incorporated into this Agreement by reference.

2.                                      Purchase Price.  Purchaser shall purchase the Plan Shares from the Company, and the Company shall sell the Plan Shares to Purchaser, at a price per share as set forth in Item C above (the “Exercise Price”), for a total purchase price as set forth in Item D above (the “Purchase Price”).

3.                                      Manner of Payment.  Purchaser shall pay the Purchase Price of the Plan Shares by delivery of cash or check or, in the exercise of the absolute discretion of the Administrator, by actual or constructive delivery of previously-owned shares or by delivery of a full recourse promissory note, or in the manner set forth in Exhibit 5.4 to the Option Agreement evidencing the option, the absence of any Exhibit 5.4 indicating that no such exhibit was intended.

4.                                      Company’s Right of Repurchase Upon Termination of Employment.  The Plan Shares are subject to a right of repurchase in favor of the Company (the “Right of Repurchase”) to the extent set forth on Exhibit 7 of the Option Agreement (the absence of Exhibit 7 in the Option Agreement indicating that no such exhibit was intended).  If the Purchaser’s employment, consulting or service as a director with the Company terminates before the Right of Repurchase lapses in accordance with Exhibit 7 of the Option Agreement, the Company may purchase stock subject to the Right of Repurchase (by payment of cash or check) for an amount equal to the price the Optionee paid for such Plan Shares (exclusive of any taxes paid upon acquisition of the stock) by giving notice at any time within the later of (a) 30 days after the acquisition of the Plan Shares upon option exercise, or (b) 90 days after such termination of employment, consulting or service as a director that the Company is exercising its right of repurchase.  The Company shall include with such notice payment in full in cash or check.  The Purchaser may not dispose of or transfer Plan Shares while such shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void.

5.                                      Company’s Right of First Refusal Respecting Plan Shares.

5.1                               Right of First Refusal.  In the event that Purchaser proposes to sell, pledge, or otherwise transfer any Plan Shares or any interest in such shares to a bona-fide third party offeror, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to such Plan Shares.  If Purchaser desires to transfer Plan Shares, Purchaser shall give a written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Plan Shares proposed to be transferred, the proposed transfer price, and the name and address of the bona-fide third party offeror.  The Transfer Notice shall be signed both by Purchaser and by the bona-fide third party offeror and must constitute a binding commitment of both such parties for the transfer of such Plan Shares.  The Company may elect to purchase the Plan Shares subject to the Transfer Notice by delivery of a notice of exercise of the Company’s Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company.  The purchase price paid by the Company shall be the price per share equal to the proposed per share transfer price, and shall be paid to the Purchaser within 60 days after the date the Transfer Notice is received by the Company, unless a longer period for payment was offered by the bona-fide third party offeror, in which case the Company shall pay the purchase price within such longer period.  The Company’s rights under this Section 5.1 shall be freely assignable, in whole or in part.  Notwithstanding the foregoing, the Right of First Refusal does not apply to a transfer of Plan Shares by gift or devise to the Purchaser’s immediate family (i.e., parents, spouse or children or to a trust for the benefit of the Purchaser or any of the Purchaser’s immediate family members), but does apply to any subsequent transfer of such Plan Shares by such immediate family members.

5.2                               Transfer of Plan Shares.  If the Company fails to exercise the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company, Purchaser may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the Plan Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Purchaser, shall again be subject to the Company’s Right of First Refusal and shall require compliance by Purchaser with the procedure described in Section 5.1 of this Agreement.  If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Plan Shares on the terms set forth in the Transfer Notice, other than price which shall be paid as set forth under Section 5.1; provided, however, in the event the Transfer Notice provides for payment for the Plan Shares other than in cash, the Company shall have the option of paying for the Plan Shares by paying in cash the present value of the consideration described in the Transfer Notice; and further provided that if the value of noncash consideration is to be paid, and the Optionee

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disagrees with the value determined by the Company, the Optionee may request an independent appraisal by an appraiser acceptable to the Optionee and the Company, the costs of such appraisal to be borne equally by the Optionee and the Company.  If, at the time of exercise of the right of first refusal, any notes are outstanding which represent any portion of the Purchase Price of the Plan Shares, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash.

5.3                               Binding Effect of Right of First Refusal.  The Company’s Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Plan Shares other than a transferee acquiring Plan Shares in a transaction where the Company failed to exercise the Right of First Refusal (a “Free Transferee”) or a transferee of a Free Transferee.

5.4                               Termination of Company’s Right of First Refusal.  Notwithstanding anything in this Section 5, the Company shall have no Right of First Refusal, and Purchaser shall have no obligation to comply with the procedures in Sections 5.1 through 5.3, after the earlier of

(a)                                 the closing of the Company’s initial registered public offering to the public generally, or

(b)                                 the date 10 years after the Effective Date of the Option Agreement.

6.                                      Stock Certificate Restrictive Legends.  Stock certificates evidencing Plan Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

7.                                      Representations, Warranties, Covenants, and Acknowledgments of Purchaser.  Purchaser hereby represents, warrants, covenants, acknowledges, and agrees that:

7.1                               Investment.  Purchaser is acquiring the Plan Shares for Purchaser’s own account, and not for the account of any other person.  Purchaser is acquiring the Plan Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

7.2                               Business Experience.  Purchaser is capable of evaluating the merits and risks of Purchaser’s investment in the Company evidenced by the purchase of the Plan Shares.

7.3                               Relation of Company.  Purchaser is presently an officer, director, or employee of, or consultant to, the Company and in such capacity has become personally familiar with the business, affairs, financial condition, and results of operations of the Company.

7.4                               Access to Information.  Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition, and results of operations of the Company.  Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully informed decision as to investment in the Company by way of purchase of the Plan Shares, and has had the opportunity to obtain any additional information necessary to verify any

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of such information to which Purchaser has had access.  Purchaser acknowledges that all financial information concerning the Company that has been or will be provided to Purchaser is Confidential Information within the meaning of the Employee Confidential Information and Inventions Agreement between Purchaser and the Company and is subject to the obligation of confidentiality and other restrictions and limitations set forth therein.

7.5                               Speculative Investment.  Purchaser’s investment in the Company represented by the Plan Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part.  The amount of such investment is within Purchaser’s risk capital means and is not so great in relation to Purchaser’s total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser’s family in the event such investment were lost in whole or in part.

7.6                               Registration.  Purchaser may bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the Plan Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Plan Shares cannot be transferred by Purchaser unless such transfer is registered under the Securities Act or an exemption from such registration is available.  The Company has made no agreements, covenants or undertakings whatsoever to register the transfer of any of the Shares under the Securities Act.  The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including without limitation any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it will not be available until at least one year after payment of cash for the Plan Shares and not then unless: (a) a public trading market then exists in the Company’s common stock; (b) adequate information as to the Company’s financial and other affairs and operations is then available to the public; and (C) all other terms and conditions of Rule 144 have been satisfied.  Purchaser understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to the reporting obligations of the Securities Exchange Act of 1934 (typically upon the effective date of an initial public offering).

7.7                               Public Trading.  None of the Company’s securities is presently publicly traded, and the Company has made no representation, covenant, or agreement as to whether there will be a public market for any of its securities.

7.8                               Tax Advice.  The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by this Agreement and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences.  If the Plan Shares are subject to a Right of Repurchase in favor of the Company or if Purchaser could be subject to suit under Section 16(b) of the Securities Exchange Act of 1934 with respect to the purchase and sale of Plan Shares, Purchaser shall execute and deliver to the Company a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the “Acknowledgment”) attached hereto as Exhibit 7A and a copy of the Election Pursuant to Section 83(b) of the Code, attached hereto as Exhibit 7B, if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.  Purchaser will consult with his or

4

her tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances.

8.                                      Binding Effect.  Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

9.                                      Damages.  Purchaser shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Plan Shares which is not in conformity with the provisions of this Agreement.

10.                               Disqualifying Dispositions of ISO Stock.  If stock acquired by exercise of an ISO (as defined in Section 1 of the Plan) is disposed of within two years after the Effective Date (as defined in the Option Agreement) or within one year after such exercise, Purchaser immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

11.                               Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts excluding those laws that direct the application of the laws of another jurisdiction.

12.                               Notices.  All notices and other communications under this Agreement shall be in writing.  Unless and until Purchaser is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

ConforMIS, Inc.
Attention:  President
28 Crosby Drive
Bedford, MA 01730

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Purchaser and related to this Agreement, if not delivered by hand, shall be mailed to Purchaser’s last known address as shown on the Company’s books.  Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid.  All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

13.                               Arbitration.  Any and all disputes or controversies arising out of this Agreement shall be finally settled by arbitration conducted in Middlesex County, Massachusetts in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided that nothing in this Section 13 shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through

5

arbitration.  The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Section 12 shall be valid and sufficient.

[Remainder of Page Intentionally Left Blank]

6

IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Plan Stock Purchase Agreement as of the effective date.

ConforMIS, Inc.

By:

Name:

Title:

Purchaser hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

Purchaser

Purchaser’s spouse indicates by the execution of this Agreement such spouse’s consent to be bound by the terms herein as to such spouse’s interests, whether as community property or otherwise, if any, in the Plan Shares hereby purchased.

Purchaser’s Spouse
(Mark “N/A” if not applicable.)

Exhibits

Exhibit 7A                                      Acknowledgment Regarding Election Pursuant to Section 83(b)

Exhibit 7B                                      Section 83(b) Election

[NOTE: Not necessary if no Right of Repurchase]

ACKNOWLEDGMENT AND STATEMENT
OF DECISION REGARDING ELECTION
PURSUANT TO SECTION 83(b) OF
THE INTERNAL REVENUE CODE

The undersigned (which term includes the undersigned’s spouse), a purchaser of            shares of Common Stock of ConforMIS, Inc., a Delaware corporation (the “Company”), and a party to a Stock Option Plan Stock Purchase Agreement with the Company (the “Agreement”), hereby states as follows:

1.                                      The undersigned acknowledges receipt of a copy of the Agreement and the memorandum entitled “Tax Consequences of Purchasing Restricted Stock; Filing a Section 83(b) Election.” The undersigned has carefully reviewed the Agreement and the memorandum.

2.                                      The undersigned either [check as applicable]:

☐                                    (a)                                 has consulted, and has been fully advised by, the undersigned’s own tax advisor                      , whose business address is                       , regarding the federal, state, and local tax consequences of purchasing shares under the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or

☐                                    (b)                                 has knowingly chosen not to consult such a tax advisor.

3.                                      The undersigned hereby states that the undersigned has decided [check as applicable]:

☐                                    (a)                                 to make an election pursuant to Section 83(b) of the Code (which in the case of shares acquired pursuant to the exercise of an incentive stock option, is effective for the purposes described therein) and is submitting to the Company, together with the undersigned’s executed Agreement, an executed form which is attached as Exhibit           to the Agreement; or

☐                                    (b)                                 not to make an election pursuant to Section 83(b) of the Code.

4.                                      Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of shares and execution of the Agreement in connection therewith or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

EXHIBIT 7A

5.                                      The undersigned is also submitting to the Company, together with the Agreement, an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the undersigned’s purchase of shares under the Agreement.

I acknowledge that, even if the Company files, or engages another party to file, a duplicate Section 83(b) election form with the Internal Revenue Service as an accommodation to me, I have the primary responsibility for timely filing any Section 83(b) election with the Internal Revenue Service and any state revenue authorities, and will hold the Company and its agents harmless from any failure to timely file a duplicate copy of the Section 83(b) election.

Date:

Date:
[Spouse]

EXHIBIT 7A

ELECTION PURSUANT TO SECTION 83(b) OF THE
INTERNAL REVENUE CODE TO INCLUDE IN GROSS INCOME
THE EXCESS OVER THE PURCHASE PRICE, IF ANY, OF THE VALUE OF
PROPERTY TRANSFERRED IN CONNECTION WITH SERVICES

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) to include in the undersigned’s gross income, with the effect and under the circumstances described in paragraph 3 below, for the            taxable year the excess (if any) of (a) the fair market value of the property described below, over (b) the amount the undersigned paid for such property.  The undersigned supplies herewith the following information in accordance with the Treasury regulations promulgated under Section 83(b):

1.                                      The undersigned’s name, address and taxpayer identification (social security) number are:

Name:

Address:

Social Security
Number:

2.                                      The property with respect to which the election is made consists of              shares of Common Stock, no par value, of ConforMIS, Inc. (the “Company”).

3.                                      The property described above was acquired by the undersigned on                     ,           , pursuant to the undersigned’s exercise of an incentive stock option.  This filing is therefore made for determining the amount of the undersigned’s adjustment under Section 56(b)(3) of the Code with respect to the undersigned’s purchase of the property.  This filing will be effective for regular income tax purposes in the event that the option is determined not to qualify as an incentive stock option or the undersigned makes a disposition (as defined in Section 424(C) of the Code) of the property within either period described in Section 422(a)(1) of the Code.  The taxable year to which this election relates is                       .

4.                                      The shares are subject to the following restrictions: (a) a right of repurchase by the Company at the initial purchase price, if the undersigned ceases to be an employee or director of or consultant to the Company; and (b) a right of first refusal by the Company should the undersigned wish to transfer the shares to a person or entity other than the Company.

5.                                      The fair market value of the shares at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $       per share.

EXHIBIT 7B

6.                                      The amount paid for the shares by the undersigned was $         per share.

7.                                      A copy of this election has been furnished to the Company.

Dated:

(Signature of Purchaser)

EXHIBIT 7B

EXHIBIT 7 OF THE INCENTIVE STOCK
OPTION AGREEMENT

RIGHT OF REPURCHASE

All of the ISO Shares are subject to the Right of Repurchase.  The Right of Repurchase shall expire with respect to 25% of the total number of ISO Shares one year after the Vesting Base Date and with respect to an additional 1/48 of the total number of ISO Shares on the monthly anniversary of the Vesting Base Date of each month thereafter, so that the Right of Repurchase shall have expired with respect to all of the ISO Shares on and after four years after the Vesting Base Date.

Executed by:	CONFORMIS, INC.

By:

Name:

Title:

[Name of Optionee]